UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2008

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective June 28, 2008, The Shaw Group Inc., a Louisiana corporation (the "Company"), and George P. Bevan, who has been serving as Senior Vice President of the Company’s subsidiary, Shaw Environmental & Infrastructure, Inc., reached an agreement pursuant to which Mr. Bevan will replace Mr. Ronald W. Oakley as President of the Environmental & Infrastructure Group of the Company. Accordingly, Mr. Ronald W. Oakley, effective June 28, 2008, will no longer serve as President of the Environmental & Infrastructure Group. Mr. Oakley will, however, continue serving the Company in the capacity of Managing Director of Shaw Group UK Holdings, a subsidiary of the Company.

(e) In connection with Mr. Oakley’s re-assignment within the Company as described above, the Company and Mr. Oakley entered into an amendment, effective as of June 28, 2008 (the "Amendment"), to the Employment Agreement dated as of August 3, 2006, by and between the Company and Ronald W. Oakley (the "Employment Agreement"). The Employment Agreement is incorporated in this Current Report on Form 8-K by reference to the designated Exhibit to the Company’s Current Report on Form 8-K filed on August 4, 2006.

Pursuant to the terms and conditions of the Amendment: (1) Mr. Oakley shall serve as Managing Director of Shaw Group UK Holdings with responsibility for European sales/business development activities or other a similar position with similar duties and responsibilities that may be assigned to him from time to time by the Company’s Chief Executive Officer; (2) Mr. Oakley’s business assignment location for the remainder of the term of the Employment Agreement will be the principal place of business for the Company’s United Kingdom business operations; and (3) the definition of "Good Reason" under the Employment Agreement shall include a material diminution in, or adverse alteration to Mr. Oakley’s title, position or duties, including no longer serving as the Managing Director of Shaw Group UK Holdings, without Mr. Oakley’s consent.

The foregoing summary of the terms and conditions of the Amendment is qualified in its entirety by the complete text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01 Other Events.

On June 30, 2008, the Company issued a press release announcing the appointment of George P. Bevan as president of the Company’s Environmental & Infrastructure Group and the appointment of Ronald W. Oakley as managing director for the Company in Europe. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as Exhibits to this Current Report on Form 8-K.

10.1 Amendment to Employment Agreement of Ronald W. Oakley.
99.1 Press Release dated June 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

July 2, 2008	By:	Clifton S. Rankin

Name: Clifton S. Rankin
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement of Ronald W. Oakley.
99.1	Press Release dated June 30, 2008.